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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                             ---------------------



                                   FORM 8-K



                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934





  Date of Report (Date of earliest event reported): JULY 1, 1999
                                                    ------------



                      GULF STATES STEEL, INC. OF ALABAMA
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


   ALABAMA                33-92496             63-1141013
-----------------       -----------        ------------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)       Identification No.)
incorporation)


  174 SOUTH 26TH STREET, GADSDEN, ALABAMA                 35904-1935
  ------------------------------------------------------------------
  (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code: (256) 543-6100
                                                      --------------


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ITEM 3.  BANKRUPTCY.

     On July 1, 1999, Gulf States Steel, Inc. of Alabama ("Gulf States Steel") filed a voluntary petition seeking to reorganize under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Alabama (the "Court").

     Pursuant to orders entered on July 7, 1999, the Court preliminarily authorized (a) Gulf States Steel to obtain: (i) financing and other extensions of credit from Fleet Capital Corporation and Congress Financial Corporation in an amount not to exceed $65,000,000, and to grant security interests and liens and accord superpriority claim status to Fleet Capital and Congress Financial under the Bankruptcy Code, (ii) financing and other extensions of credit from Ableco Finance LLC, as agent for itself and certain other term lenders (collectively, the "Term Lenders"), in the amount of $17,350,000, and to grant priming security interests and priming liens and accord superpriority claim status to the Term Lenders under the Bankruptcy Code, and (iii) emergency trade credit under a Preferred Supplier Continuous Credit Program (the "Program") secured by liens on Gulf States Steel's assets with an administrative expense priority and to pay credit extension fees; (b) the stipulation and order as to adequate protection of the lien of State Street Bank & Trust Company, as indenture trustee with respect to the Company's 13 1/2% Series B First Mortgage Notes due 2003, which lien is being subordinated to the liens securing the advances of the Term Lenders and the trade credit extended under the Program; and (c) the notice of the final hearing on the financing facilities and the Program to be held at 11:30 a.m., on July 20, 1999, at the U. S. Bankruptcy Courtroom, 12th & Noble Street, Anniston, Alabama. Pending the final hearing, the Term Lenders are authorized to advance only $6,350,000 and the emergency trade credit under the Program is limited to $15,000,000. The facility provided by Fleet Capital and Congress Financial will be used, initially, to retire the Company's pre-petition revolving credit facility under which approximately $49,000,000 is outstanding.


ITEM 7.  EXHIBITS.

     Exhibit No.    Description of Exhibit
     ----------     ----------------------

     (99)           Press Release dated July 1, 1999
















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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GULF STATES STEEL, INC. OF ALABAMA
                                          ----------------------------------
                                          (Registrant)



Date: July 12, 1999                       /s/ James Grimm
                                          ---------------
                                          James Grimm, Senior Vice President and
                                          Chief Financial Officer




















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